Corporate and Group information	6 Months Ended
Jun. 30, 2026
Corporate and Group Information [Abstract]
Corporate and Group information
1. Corporate and Group information
1.1. General information
Lifezone Metals Limited ("Lifezone Metals" or the "Company") is a limited company incorporated and domiciled in the Isle of Man, whose ordinary shares are publicly traded on the New York Stock Exchange ("NYSE") under the trading symbol "LZM". Lifezone Metals' warrants trade on the NYSE under the symbol "LZMW".
Lifezone Metals' registered office is located at 2nd Floor, St George’s Court, Upper Church Street, Douglas, IM1 1EE, Isle of Man. The unaudited consolidated interim financial statements of Lifezone Metals for the six months ended June 30, 2026, were authorized for release in accordance with a resolution of the Directors of Lifezone Metals on July 29, 2026.
1.2. Business overview
Lifezone Metals' together with all of its subsidiaries (“Lifezone”) is committed to delivering cleaner and more responsible metals production and recycling.

The Kabanga Nickel Project in Tanzania is our flagship project and is considered to be one of the world's largest and highest-grade development-ready nickel sulfide deposits. It is a well-advanced project with more than $455 million invested by Lifezone Metals and previous stakeholders, in addition to key licenses being in place to commence development. The Kabanga Nickel Project envisages a staged development plan, commencing with the construction of a large-scale, long-life, underground mine and concentrator at the Kabanga site. The sulfide concentrate that will be produced will contain high-grade nickel content with meaningful copper and cobalt by-products. The economics displayed in the 2025 Feasibility Study showcase a mining operation with robust economics that are expected to sit in the lowest quartile of the nickel industry cost curve, in addition to a clear execution plan backed by an experienced technical and management team.

We released the Initial Assessment Technical Report Summary in the first half of 2025 followed by a maiden Feasibility Study Technical Report Summary on July 18, 2025, marking a significant and historic milestone in the nearly five-decade journey of the Kabanga Nickel Project. The economic results highlight the project’s potential to deliver attractive returns over a long mine life, supported by an exceptional high-grade Mineral Reserve and Resources and a low-cost operating profile. Our partnership with the Government of Tanzania has been instrumental in advancing the project and Lifezone remains aligned in our commitment to responsible development and long-term value creation.

Through the application of our particular hydrometallurgical processing technology that has been developed and is intended to be developed further, based on Lifezone’s intellectual property (“Hydromet Technology''), we offer the potential for lower energy consumption, lower emissions and lower cost metals production compared to traditional smelting. In our US-based recycling partnership, we are working to demonstrate that our Hydromet Technology can process and economically recover Platinum Group Metals ("PGM") from responsibly sourced spent Automotive Catalytic Converters ("Autocats"). Our process is expected to be cleaner and more efficient than conventional smelting and refining methods, supporting a circular economy for precious metals.

Our US-based recycling operation would be the world’s first fully vertically integrated PGM recycling facility, providing a scalable, efficient and traceable closed-loop domestic critical minerals solution, delivering refined platinum, palladium and rhodium to the US market. Notably, Lifezone would be a significant rhodium producer in the US, allowing for the efficient recovery of the PGM basket from the secondary market. The processing and refining of all production in-house provides Lifezone with the ability to offer metal traceability, with no refining occurring offshore, thereby keeping these critical PGMs entirely domestic to the U.S.

On March 10, 2026, Lifezone Metals entered into an exclusivity agreement with the Government of Burundi regarding the Musongati Nickel Project, a large nickel laterite deposit located within the East African Nickel Belt. The agreement grants Lifezone a 14-month exclusivity period to evaluate the technical and economic potential of the Musongati deposit, including an initial scoping phase during which Lifezone will review existing geological data and develop a longer-term exploration and feasibility assessment program. The project lies approximately 200 km southwest of the
Kabanga Nickel Project in Tanzania, and the agreement reflects Lifezone’s strategy to evaluate and potentially consolidate significant nickel resources within the Kabanga–Musongati alignment.

1.3. Hydromet Technology overview
Lifezone’s Hydromet Technology is amenable to processing and refining metals from sulfide minerals containing nickel, copper, cobalt, platinum, palladium, rhodium and gold. As of June 30, 2026, Lifezone held 285 patents and had 32 additional applications in progress in a total of 93 countries relating to Lifezone’s suite of Hydromet Technology and associated processes. As of December 31, 2025, Lifezone held 181 patents and had 80 additional applications in progress in a total of 93 countries relating to Lifezone’s suite of Hydromet Technology and associated processes. These are categorized into six key technology families of principal patents. While these patents underpin Lifezone's technology strategy, the carrying value of the capitalized patent costs has been impaired as at June 30, 2026 (see Note 12), reflecting the absence of probable near-term royalty income rather than any diminution in the strategic value of the technology.

Compared to traditional pyrometallurgical smelting and refining technologies, Lifezone’s Hydromet Technology is expected to produce less carbon dioxide emissions per ton of metal produced and zero sulfur dioxide emissions, be more capital and operating cost efficient, have faster processing times and enable fully traceable refined metals to enable enhanced supply chain transparency.

On July 18, 2023, Lifezone acquired The Simulus Group Pty Limited (“Simulus”), a prominent hydrometallurgical laboratory and engineering company based in Perth, Australia. Prior to the acquisition, Simulus generated revenue by providing external hydrometallurgical test work and engineering services to a broad range of clients in the mining industry, including Lifezone. Over the almost three years since Lifezone acquired Simulus, the primary activity at the Simulus laboratory has been the construction and operation of two hydromet pilot plants at its premises in Perth for our two core commercial projects, the Kabanga Nickel Project in Tanzania and the recycling of PGMs from Autocats in the United States. As these projects move into the next stages of development, there is a reduction in the demand for Simulus's service for these internal projects. Consequently, the business is proactively pursuing new third-party clients to provide revenue-generating bespoke test work and engineering services.

Lifezone is focused on commercializing its Hydromet Technology across the metals and mining industry with a primary focus on the US-based PGM recycling opportunity with Glencore. Research and development are continuous alongside the broadening of Lifezone’s intellectual property portfolio through applications for additional patents to be applied to new opportunities in other metal groups and deposit types.

1.4. Kabanga Nickel Project
Our primary asset is the Kabanga Nickel Project, which is located in north-west Tanzania. Based on the 2024 Mineral Resource and 2025 Mineral Reserve Estimates detailed in the July 2025 Feasibility Study, we believe Kabanga comprises one of the world’s largest and highest-grade nickel sulfide deposits. The Kabanga Nickel Project is 84% owned by Lifezone and 16% by the Government of Tanzania.

On October 25, 2021, a Special Mining License (“SML”) was issued by the government of Tanzania for the Kabanga deposit area. Subsequently, in March 2024, a Refining License was issued at the proposed refinery location in Kahama. The Government of Tanzania is a 16% shareholder in the Kabanga Nickel Project with a non-dilutable interest via its holding in Tembo Nickel Corporation Limited (“TNCL”). As of June 30, 2026, the remaining 84% in TNCL was owned by Kabanga Nickel Limited (“KNL”), whose shareholder is Lifezone Limited (100%).

On July 18, 2025, Lifezone entered into a definitive agreement with BHP Billiton (UK) DDS Ltd (“BHP”) to acquire BHP’s 17% equity interest in KNL. As a result of the transaction, Lifezone now owns 100% of KNL and all existing agreements with BHP, including the T2 Option Agreement (the equity option agreement dated October 14, 2022, as amended on February 8, 2023, entered into between BHP, Lifezone Limited ("LZL") and KNL, pursuant to which BHP had the option to consummate a further investment in KNL, subject to certain conditions being satisfied), are terminated. Lifezone has assumed full control of 100% of the offtake from the Kabanga Nickel Project. As consideration, a fixed cash payment of $10 million is payable by LZL within 30 days after the earlier of: (i) 12 months after the Final Investment Decision ("FID") at the Kabanga Nickel Project; or (ii) once Lifezone has raised $250 million in aggregate funding
(whether through equity, debt or alternative sources). A second deferred cash payment is payable within 30 days after the period of 12 months following the achievement of first commercial production. This amount is indexed to the share price performance of Lifezone Metals, with a reference share price of $4.16 per share and a reference amount of $28 million. The maximum amount of total consideration payable by Lifezone is limited to $83 million, or reduced to $75 million if a Resettlement Action Plan ("RAP") Trigger Event occurs.

The Feasibility Study for the Kabanga Nickel Project was released on July 18, 2025, and represents a major milestone in advancing the Kabanga Nickel Project. The Feasibility Study builds on the foundation established by the Initial Assessment and focuses on the initial development phase of the Kabanga Nickel Project, which includes a 3.4 million tons per annum mechanized underground mine, concentrator, tailings storage facility and supporting infrastructure.

With the release of the Feasibility Study, the Board of Directors of Lifezone Metals has directed management to commence the execution readiness phase, including the project financing process leading to a FID, and to begin early works and infrastructure development. During this execution readiness phase, Lifezone will advance pending permitting, remaining approvals and commercial tenders, while finalizing technical work to support critical path construction activities. A multi-sourced project finance strategy is being executed, and discussions are ongoing with strategic investors and lenders. The strong economics of the Kabanga Nickel Project and alignment with global critical minerals' priorities, positions it well for sustainable financing.

On August 8, 2025, Lifezone’s wholly owned subsidiary, Kabanga Nickel Limited, entered into a $60 million senior secured bridge loan facility agreement with Taurus Mining Finance Fund No. 2 L.P. acting as mandated lead arranger and agent. The facility supports the advancement of the Kabanga Nickel Project by funding the development of critical early-stage work and infrastructure as the company progresses towards securing long-term project financing. The facility has a scheduled maturity date of July 31, 2027, with an option available to Kabanga Nickel Limited to extend the term by an additional six months. As of June 30, 2026, $41.7 million was drawn under the senior secured bridge loan facility. Please refer to Note 19.2 for further details on the terms of the facility.
1.5. Platinum, palladium and rhodium recycling project in the United States
Lifezone’s Hydromet Technology intellectual property was initially developed from test work on PGM mineral concentrates, and the first test work and scoping study was undertaken in 2014 to demonstrate the successful recovery of PGMs from spent automotive catalytic converters.
Recycling is expected to play an important role as an alternative supply of critical metals. However, current recycling practices, involving conventional smelting and refining, compound the carbon dioxide emissions intensity of metal units. Through the application of its Hydromet Technology, Lifezone offers a potentially cleaner, lower emissions and responsibly sourced recycling solution for PGMs in the USA and elsewhere.
In partnership with Glencore, a major and diversified participant in global commodities, Lifezone is evaluating the design and construction of a commercial-scale hydromet PGM recycling facility in the United States to recycle PGMs from Autocats.
In January 2024, Lifezone and Glencore each funded $1.5 million into a newly established US Lifezone group entity, Lifezone Recycling US, LLC, with proceeds designated towards the pilot program. In May 2025, Lifezone invested a further $2 million  into Lifezone Recycling US, LLC towards completion of the pilot testwork program and a feasibility study aiming to demonstrate the effectiveness of Lifezone’s Hydromet Technology to recover and refine PGMs from Autocats. As at June 30, 2026, Glencore holds approximately 5.44% interest in Lifezone Recycling US, LLC.
In April 2026 Lifezone announced the first production of PGMs from U.S.-sourced Autocats. Following completion of the pilot test program, an interim study report was completed in May. An internal project review was undertaken in June, resulting in several substantive positive techno-economic improvements, now being incorporated into the plant design and subsequent updates to the feasibility study, targeting a December 2026 completion date.
1.6. Musongati Nickel Project, Burundi

Musongati is believed to be Burundi's most significant nickel deposit, located within the East African Nickel Belt, about 200 km southwest from Lifezone's flagship Kabanga Nickel Project.
Musongati is a large-tonnage, open-pittable nickel laterite resource with untested sulfide mineralization potential. A 2011 study defined more than 140 million tons with an estimated nickel grade of 1.31%[1] and potential by-products including copper, cobalt, platinum-group metals, and scandium.
On March 10, 2026, Lifezone Metals entered into an exclusivity agreement with the Government of Burundi regarding the Musongati Nickel Project. The agreement grants the Company a 14-month exclusivity period to evaluate the technical and economic potential of the Musongati deposit. Representatives of KoBold Metals signed a separate Memorandum of Understanding with Burundi regarding the digitization of the country's geological data.
The Company believes Musongati's proximity to Kabanga could unlock synergies to act as key enablers for its development: its proprietary Hydromet Technology offers a common processing route across both assets, raising the prospect of shared downstream refining and in-country beneficiation, while the energy and rail infrastructure unlocking Kabanga could be extended to serve Musongati. Together the two deposits consolidate globally significant resources under a single umbrella, creating a combined inventory positioned to compete on grade and cost with concentrated supply from Southeast Asia.
Since signing the exclusivity agreement, a high-level desktop review and evaluation was done to identify key project drivers, focusing on geology, mining, and processing, and to define the next phase of work. During the period, two visits to Bujumbura and one to the project site took place, to verify historical work, meet with key stakeholders, and inform planning for the additional exploration needed to evaluate the project.